SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                   FORM 8-K/A1


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 1, 2001



                           Double Eagle Petroleum Co.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                      0-6529                   83-0214692
----------------------------       ----------------         --------------------
(State or other jurisdiction       (Commission File         (IRS Employer
 of incorporation)                  Number)                  Identification No.)



            777 Overland Trail (P.O. Box 766), Casper, Wyoming 82602
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (307) 237-9330

Item 9.  Regulation FD Disclosure.
         ------------------------

     The materials attached as Exhibit 99.1 may be presented during meetings with analysts and others on and after May 1, 2001.

     In accordance with General instruction B.2. of Form 8-K, the information in this report (including the exhibit) shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.



                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
------            -----------

99.1              Materials to be presented to analysts and others.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 3, 2001                           DOUBLE EAGLE PETROLEUM CO.
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                                             By: /s/ D. Steven Degenfelder
                                             -----------------------------------
                                             D. Steven Degenfelder
                                             Vice President



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